UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

Advaxis, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2020. At the Annual Meeting, the following matters were submitted to a vote of stockholders:

1.	The election of six (6) directors to serve until the Company’s 2021 Annual Meeting of Stockholders, or until their respective successors shall have been duly elected and qualified;

2.	The approval of an amendment to the Company’s 2015 Incentive Plan (the “Incentive Plan”) to increase the number of shares available for issuance pursuant to awards granted thereunder from 877,744 shares to 6,000,000 shares;

3.	The approval of the compensation of the Company’s named executive officers, on an advisory basis; and

4.	The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020.

At the close of business on March 6, 2020, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 60,245,793 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting. The holders of 40,865,409 shares of the Company’s Common Stock were represented virtually or by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, (i) the six directors were elected, (ii) the amendment to the Incentive Plan was approved, (iii) the compensation of the Company’s named executive officers was approved, on an advisory basis, and (iv) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020 was ratified.

Proposal No. 1— Election of Directors

The vote with respect to the election of directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Roni A. Appel	10,562,794 77.36%	2,304,111 16.87%	785,435 5.75%	27,213,069
Kenneth A. Berlin	11,667,416 85.46%	1,248,247 9.14%	736,677 5.39%	27,213,069
Richard J. Berman	8,969,968 65.70%	3,940,640 28.86%	741,732 5.43%	27,213,069
Dr. Samir N. Khleif	9,138,381 66.93%	3,740,520 27.39%	773,439 5.66%	27,213,069
Dr. James P. Patton	10,877,853 79.67%	2,049,055 15.00%	725,432 5.31%	27,213,069
Dr. David Sidransky	9,236,727 67.65%	3,692,986 27.05%	722,627 5.29%	27,213,069

Proposal No. 2 — Amendment to Incentive Plan

The vote to approve an amendment of the Company’s 2015 Incentive Plan to increase the number of shares available for issuance pursuant to awards granted thereunder from 877,744 shares to 6,000,000 shares was as follows:

For	Against	Abstain	Broker Non-Votes
7,102,017	6,396,326	153,997	27,213,069
52.02%	46.85%	1.12%

Proposal No. 3 — Say-on-Pay

The vote with respect to the approval of the compensation of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
6,917,893	6,236,527	497,920	27,213,069
50.67%	45.68%	3.64%

Proposal No. 4 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2020 was as follows:

For	Against	Abstain
38,764,748	886,983	1,213,678
94.85%	2.17%	2.96%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2020	ADVAXIS, INC.

	By:	/s/ Molly Henderson
	Name:	Molly Henderson
	Title:	Executive Vice President and Chief Financial Officer